SHORT - TERM DEBTS	6 Months Ended
Jun. 30, 2025
SHORT - TERM DEBTS
SHORT - TERM DEBTS

9.SHORT - TERM DEBTS

In connection with the disposal of the PRC business, the Company settled in full the outstanding amount of US$174,346,597 owed to the discontinued operations. This amount was eliminated as an inter-company transaction prior to the disposal of the discontinued operations.

Short-term debts consist of the following:

Name	Fixed/floating annual rate (%)	Term	As of December 31, 2024	As of June 30, 2025
Hashrate financing loan (i)	Floating, cap at 10.0% p.a.	Not specified	17,067,978	225,204,003
(i)

On November 11, 2024, the Company signed a Master Loan Agreement with a lender in which the lender agreed to grant a credit line to the Company to lend the Company fiat money or cryptocurrency for the purpose of paying off the Company’s mining machines hosting expenses. The loans are denoted in U.S. dollars and typically paid directly to the service provider. The amount the Company is able to draw from the credit line is determined by the monetary value of the cryptocurrency collateral the Company posted at the lender-designated wallets. Based on the agreement, there is no specific limit in the amount the Company is able to borrow within the first twelve months since the inception of the agreement. Subsequently, the amount the Company could draw from the credit line is limited at 60% of the market value of the collateralized cryptocurrency. There is no expiration date indicated in such agreement. In addition, the amount drawn typically does not have maturity as long as sufficient collateralization has been maintained. As of December 31, 2024 and 30 June 2025, all of the Company’s bitcoins were posted as collateral.

The weighted average interest rate for the outstanding debts was both at 7.5% as of December 31, 2024 and June 30, 2025.